                                                                    Exhibit 10.4


                            SONIC INNOVATIONS, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN



          The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Sonic Innovations, Inc. (the "Plan").

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" means the Board of Directors of the Company or any
                -----
committee thereof designated by the Board of Directors of the Company in accordance with Section 14 of the Plan.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" means the common stock of the Company.
                ------------

          (d)  "Company" means Sonic Innovations, Inc. and any Designated
                -------
Subsidiary of the Company.

          (e)  "Compensation" means all gross earnings including commissions,
                ------------
overtime, shift premium, incentive compensation, bonuses and other compensation.

          (f)  "Designated Subsidiary" means any subsidiary of the Company that
                ---------------------
has been designated by the Board as eligible to participate in the Plan.

          (g)  "Employee" means any individual who is an employee of the Company
                --------
for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91/st/ day of such leave.

          (h)  "Enrollment Date" means the first Trading Day of each Offering
                ---------------
Period.

          (i)  "Exercise Date" means the last Trading Day of each Purchase
                -------------
Period.

          (j)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination.

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock prior to the date of determination.

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

               (iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC") for the initial public offering of the Company's Common Stock (the "Registration Statement").

          (k)  "Offering Periods" means the periods of approximately 24
                ----------------
months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1/st/ and November 1/st/ of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the SEC declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2002 The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "Plan" means this 2000 Employee Stock Purchase Plan.
                ----

          (m)  "Purchase Period" means the approximately six month period
                ---------------
commencing after one Exercise Date and ending with the next Exercise Date.

          (n)  "Purchase Price" means 85% of the Fair Market Value of a share of
                --------------
Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

          (o)  "Trading Day" means a day on which national stock exchanges are
                -----------
open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or any subsidiary; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty Thousand Dollars ($20,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1/st/ and November 1/st/ each year, or on such other date as the Board shall determine; provided, however, that the first Offering Period shall commence with the first Trading Day on or after the date on which the SEC declares the Company's Registration Statement effective and ending on the last Trading Day on or before April 30, 2002. The Board shall have the power to change the commencement dates and duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing an agreement authorizing payroll deductions in the form of Exhibit A and filing it with the Company's human resources department prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company a new agreement authorizing a change in payroll deduction rate. A participant's agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased by the Company at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year.

          (e) At the time the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period,
          ---------------
each participating Employee shall be granted an option to purchase on each Exercise Date up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 5,263 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof.  The option shall expire on the last day of the Offering
Period.

     8.   Exercise of Option.
          ------------------

          (a)  Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period.

          (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed the number of shares of Common Stock that were authorized under the Plan, the Board may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Exercise Date, and (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Section 20 hereof.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal.  A participant may withdraw all but not less than all
          ----------
the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for all Offering Periods then in progress shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Periods. Payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new agreement.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Purchase Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated.

     12.  Interest.  No interest shall accrue on the payroll deductions of
          --------
a participant in the Plan.

     13.  Stock.
          -----

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 263,158 shares plus an annual increase to be added on each January 1/st/ equal to the lesser of (i) 105,263 shares, (ii) 1% of the outstanding shares on such date, or (iii) a lesser amount determined by the Board.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.  A participant may file a written
          --------------------------
designation of a beneficiary who is to receive any shares and cash from the participant's account under the Plan in the event of such participant's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid beneficiary, the Company shall deliver such shares and cash to the executor or administrator of the estate of the participant.

     16.  Transferability. Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

     17.  Use of Funds. All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports. Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          --------------------------------------------------------------------
Merger or Asset Sale.
--------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the shares authorized and remaining under the Plan, the maximum number of shares each participant may purchase each Purchase Period, the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 20 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such financial consequences including, but not limited to: (i) altering the Purchase Price for any Offering Period including an Offering Period underway; (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway; and
(iii) allocating shares. Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

     21.  Notices. All notices or other communications by a participant to the
          -------
Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of any stock exchange upon which the shares may then be listed.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intent to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon of its adoption by
          ------------
the Board of Directors and approval by the shareholders of the Company. It shall continue in effect for a term of 10 years unless sooner terminated under
Section 20 hereof.

     24.  Automatic Transfer to Low Price Offering Period.  To the extent
          -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                            SONIC INNOVATIONS, INC.
                       2000 EMPLOYEE STOCK PURCHASE PLAN
                                   AGREEMENT

_____ Original Application                           Enrollment Date:___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary
1. I hereby elect to participate in the 2000 Employee Stock Purchase Plan (the "ESPP") and to purchase shares of the Company's Common Stock in accordance with this Agreement and the ESPP.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 10% in whole percentages) during the Offering Period.

3. I understand that if I do not withdraw from an Offering Period, my accumulated payroll deductions will be used to automatically exercise my option to purchase shares of Common Stock at the applicable Purchase Price.

4. I have received a copy of the complete ESPP. I understand that my participation in the ESPP is in all respects subject to the terms of the ESPP and I hereby agree to be bound by the terms of the ESPP.

5.   My shares purchased under the ESPP should be issued in the name(s) of:

     ___________________________________________________________________________
     (Employee or Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the ESPP within one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the ESPP:

     ________________________________________________________________________
     (Name)                (Social Security Number)           (Relationship)

I UNDERSTAND THAT THIS AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:________________    ____________________________________________________
                          Signature of Employee        Social Security
                                                       Number

                          ____________________________________________________
                          Spouse's Signature (If beneficiary other than spouse)

                                                                       EXHIBIT B

                            SONIC INNOVATIONS, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


     I hereby withdraw from the 2000 Employee Stock Purchase Plan (the "ESPP"). I hereby direct the Company to pay to me as promptly as practicable all the payroll deductions credited to my account with respect to the ESPP. I understand and agree that my options for such Offering Period(s) in progress will be automatically terminated. I also understand that no further payroll deductions will be made for the purchase of shares in the Offering Period(s) in progress and that I shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Agreement.



                              ___________________________________________
                              Name

                              ___________________________________________
                              Social Security Number

                              ___________________________________________
                              Signature

                              ___________________________________________
                              Date

                    SONIC INNOVATIONS, INC. (the "Company")

                         2000 STOCK PLAN (the "Plan")

                   STOCK OPTION AGREEMENT (the "Agreement")



Optionee:
--------

     Name:                    ________________________________________

     Social Security Number:  ________________________________________

Terms:
-----

     You have been granted an option (the "Option") to purchase Common Stock of the Company, subject to the terms and conditions of the Plan (which is incorporated herein by reference) and this Stock Option Agreement, as follows:

Grant Number                  ____________________      Exercise Price per Share     $____________________

Date of Grant                 ____________________      Total Exercise Price         $____________________

Vesting Commencement Date     ____________________      Type of Option               __ Incentive Stock Option

Option Shares Granted         ____________________                                   __ Nonstatutory Stock Option

Expiration Date               ____________________

Vesting Schedule:
----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     [25% of the Option Shares shall vest each anniversary on the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates].

Termination Period:
------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider as defined in the Plan. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Expiration Date.

Exercise:
--------

     This Option is exercisable by delivery of an "Exercise Notice" to the Company's CFO. The Exercise Notice shall be accompanied by payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: cash; check; consideration received by the Company under a cashless option exercise program; surrender of Company common stock which in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender; or with the Plan Administrator's consent, delivery of Optionee's promissory note in a form agreeable to the Plan Administrator.

OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

General:
-------

     This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

     In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

     If designated as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT DOES NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.


OPTIONEE:                           SONIC INNOVATIONS, INC.


_____________________________       ______________________________
Signature                           By


_____________________________       ______________________________
Print Name                          Name and Title

                            SONIC INNOVATIONS, INC.

                                2000 STOCK PLAN

                                EXERCISE NOTICE


Optionee Name:           ______________________________

Social Security Number:  ______________________________

     1. I hereby elect to purchase ______________ shares (the "Shares") of the Common Stock of Sonic Innovations, Inc. under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated _____________ (the "Agreement"). The purchase price of $_______ per share as required by the Agreement, is herewith delivered.

     2. I have received, read and understand the Plan and the Agreement and agree to abide by and be bound by their terms and conditions.

     3. I understand that until the issuance (as evidenced by the appropriate entry on the books of Sonic Innovations, Inc. or of a duly authorized transfer agent of the Company) of the Shares, I have no rights as a shareholder with respect to the Shares.

     4. I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares. I have consulted with any tax consultants I have deemed advisable in connection with the purchase or disposition of the Shares and I am not relying on the Company for any tax advice.


_____________________________            ________________________

Signature                                Date